UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2020

FOLEY TRASIMENE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39299	85-0545098
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1701 Village Center Circle Las Vegas, NV	89134
(Address of principal executive offices)	(Zip Code)

(702) 323-7330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	WPF.U	New York Stock Exchange

Class A common stock, par value $0.0001 per share	WPF	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	WPF WS	New York Stock Exchange

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On May 26, 2020, the Registration Statement on Form S-1 (File No. 333-238135) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Foley Trasimene Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on May 26, 2020, a registration statement on Form S-1 (File No. 333-238703) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On May 29, 2020, the Company consummated the IPO of 103,500,000 units (the “Units”), including the issuance of 13,500,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-third of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $1,035,000,000.

On May 26, 2020, the Company effected a stock dividend with respect to the Company's Class B common stock, par value $0.0001 per share, of 4,312,500 shares thereof, resulting in the Company's initial stockholders holding an aggregate of 25,875,000 founder shares.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 15,133,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsors, Bilcar FT, LP (the “Bilcar Sponsor”) and Trasimene Capital FT, LP (the “Trasimene Sponsor” and, together with the Bilcar Sponsor, the “Sponsors”), generating gross proceeds to the Company of approximately $22,700,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsors or their permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per share of Common Stock equals or exceeds $10.00 (as adjusted)), (ii) they (including the shares of Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsors until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, and (iv) they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

A total of $1,035,000,000, comprised of the proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders' rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On May 26, 2020, in connection with the IPO, the Company filed its previously approved Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated May 29, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated May 29, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated May 29, 2020, among the Company, the Sponsors and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated May 26, 2020, between the Company and the Sponsors.

•	An Administrative Services Agreement, dated May 22, 2020, between the Company and Cannae Holdings, Inc.

•	A Letter Agreement, dated May 29, 2020, between the Company and the Sponsors.

•	A Letter Agreement, dated May 29, 2020, between the Company and each of its officers and directors.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and William P. Foley, II.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and Douglas K. Ammerman.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and Thomas M. Hagerty.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and Hugh R. Harris.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and Frank R. Martire, Jr.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and Richard N. Massey.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and Richard L. Cox.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and David W. Ducommun.

•	An Indemnity Agreement, dated May 29, 2020, between the Company and Michael L. Gravelle.

On May 26, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On May 29, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the exercise in full of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated May 29, 2020, between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated May 29, 2020, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement, dated May 29, 2020, among the Company, the Sponsors and certain other security holders named therein.
10.3	Private Placement Warrants Purchase Agreement, dated May 26, 2020, between the Company and the Sponsors.
10.4	Administrative Services Agreement, dated May 22, 2020, between the Company and Cannae Holdings, Inc.
10.5	Letter Agreement, dated May 29, 2020, between the Company and the Sponsors.
10.6	Letter Agreement, dated May 29, 2020, between the Company and each of its officers and directors.
10.7	An Indemnity Agreement, dated May 29, 2020, between the Company and William P. Foley, II.
10.8	An Indemnity Agreement, dated May 29, 2020, between the Company and Douglas K. Ammerman.
10.9	An Indemnity Agreement, dated May 29, 2020, between the Company and Thomas M. Hagerty.
10.10	An Indemnity Agreement, dated May 29, 2020, between the Company and Hugh R. Harris.
10.11	An Indemnity Agreement, dated May 29, 2020, between the Company and Frank R. Martire, Jr.
10.12	An Indemnity Agreement, dated May 29, 2020, between the Company and Richard N. Massey.
10.13	An Indemnity Agreement, dated May 29, 2020, between the Company and Richard L. Cox.
10.14	An Indemnity Agreement, dated May 29, 2020, between the Company and David W. Ducommun.
10.15	An Indemnity Agreement, dated May 29, 2020, between the Company and Michael L. Gravelle.
99.1	Press Release, dated May 26, 2020.
99.2	Press Release, dated May 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foley Trasimene Acquisition Corp.

Date: June 1, 2020	By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: General Counsel and Corporate Secretary